April 16, 1997

To:    Participants in The Savings and Profit Sharing Fund of Allstate Employees

Re:  The 1997 Annual Meeting of Stockholders of Dean Witter, Discover & Co.

     We are the Trustee of The Savings and Profit Sharing Fund of Allstate Employees (the "Plan").

     This letter is to inform you that the 1997 Annual Meeting of Stockholders of Dean Witter, Discover & Co. ("Dean Witter Discover") will be held on May 28, 1997. At the Annual Meeting, the following items will be put to vote:

     1. adoption of the Amended and Restated Agreement and Plan of Merger, dated as of April 10, 1997 between Dean Witter Discover and Morgan Stanley Group Inc. ("Morgan Stanley");

     2. the election of 7 directors to the Dean Witter Discover Board of Directors;

     3. ratification of appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 1997; and

     4.   approval of the Dean Witter Discover Employees' Equity Accumulation
          Plan.


     Enclosed is the Joint Proxy Statement/Prospectus, dated April 11, 1997 prepared by Dean Witter Discover and Morgan Stanley and related materials which describe the above items in detail. Please review them carefully before completing the enclosed voting instruction form.

     As a participant in the Plan, you have the right to instruct the Trustee as to how you want the Dean Witter Discover shares allocated to your Plan account to be voted. If you give a proper voting instruction, the Trustee will vote your shares as you direct, unless otherwise required by law. If you fail to give a proper voting instruction, these shares will be voted by the Trustee in accordance with applicable Plan provisions.

     Please MARK, SIGN and DATE the enclosed voting instruction form in accordance with the instructions therein, and return it to our independent tabulation agent in the enclosed envelope. We cannot give assurance that voting instruction forms received later than 5:00 p.m., Eastern Time, on MAY 23, 1997 will be honored.

     Your voting instruction form will be kept confidential.


                             Very truly yours,

                             THE NORTHERN TRUST COMPANY AS
                             TRUSTEE OF THE SAVINGS AND PROFIT
                             SHARING FUND OF ALLSTATE EMPLOYEES

                      1997 Voting Instruction Form (VIF)
                 For Dean Witter, Discover & Co. Common Stock

              Direction to The Northern Trust Company as Trustee of The Savings and Profit Sharing Fund of Allstate Employees


The Northern Trust Company, as Trustee of The Savings and Profit Sharing Fund of Allstate Employees, is hereby directed to vote (or grant proxies with respect to) the common stock of Dean Witter, Discover & Co. ("Dean Witter Discover") in the undersigned's account in The Savings and Profit Sharing Fund of Allstate Employees on April 4, 1997 at the Annual Meeting of Stockholders of Dean Witter Discover to be held on May 28, 1997, at 9:00 a.m., local time, and at any and all adjournments or postponements thereof, upon the proposals listed on the reverse side of this VIF and more fully described in the Notice of Annual Meeting of Stockholders dated April 11, 1997 and the Dean Witter Discover and Morgan Stanley Group Inc. ("Morgan Stanley") Joint Proxy Statement/Prospectus dated April 11, 1997 and, in its (or the proxies') discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the Annual Meeting and upon all matters presented at the Annual Meeting but which were not known to the Board of Directors at a reasonable time before the solicitation of this VIF. The Trustee urges you to mark, date and sign your VIF and mail it in the enclosed postage-paid envelope promptly so it will be received by the Trustee on or before 5:00 p.m. Eastern Time, on May 23, 1997.


                     -----------------------------------------------------------
                                             Signature
                     (Please sign your name exactly as imprinted. Do not print.)

                     Date:                                     , 1997
                           -----------------------------------


(Continued on Reverse Side)


                     -----------------------------------------------------------





                     -----------------------------------------------------------


 Fold this VIF and return it promptly in the enclosed, postage-paid envelope.
                      Your VIF will be kept confidential

THE DEAN WITTER DISCOVER BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:

1. Proposal to adopt the Amended and Restated Agreement and Plan of Merger, dated as of April 10, 1997, between Dean Witter Discover and Morgan Stanley, providing for the merger of Morgan Stanley with and into Dean Witter Discover.

                  [_] FOR        [_] AGAINST      [_] ABSTAIN


2. Proposal to elect as directors all nominees listed (except as marked to the contrary below):

   Philip J. Purcell, Thomas C. Schneider, Edward A. Brennan, C. Robert Kidder, Miles L. Marsh, Michael A. Miles and Clarence B. Rogers, Jr.

   INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

                  [_] FOR        [_] WITHHOLD     [_] FOR ALL
                                                      EXCEPT

   -----------------------------------------------------------------------------

3. Proposal to ratify the appointment of Deloitte & Touche LLP as Dean Witter Discover's independent auditors for the fiscal year ending December 31, 1997.

                  [_] FOR        [_] AGAINST      [_] ABSTAIN


4. Proposal to approve the Dean Witter Discover Employees' Equity Accumulation Plan.

                  [_] FOR        [_] AGAINST      [_] ABSTAIN


                   PLEASE SIGN AND DATE FORM ON REVERSE SIDE

       Fold and return promptly in the enclosed, postage-paid envelope.

April 16, 1997

To:    Participants in The Savings and Profit Sharing Fund of Sears Employees

Re:  The 1997 Annual Meeting of Stockholders of Dean Witter, Discover & Co.

     We are the Trustee of The Savings and Profit Sharing Fund of Sears Employees (the "Plan").

     This letter is to inform you that the 1997 Annual Meeting of Stockholders of Dean Witter, Discover & Co. ("Dean Witter Discover") will be held on May 28, 1997. At the Annual Meeting, the following items will be put to vote:

     1. adoption of the Amended and Restated Agreement and Plan of Merger, dated as of April 10, 1997 between Dean Witter Discover and Morgan Stanley Group Inc. ("Morgan Stanley");

     2. the election of 7 directors to the Dean Witter Discover Board of Directors;

     3. ratification of appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 1997; and

     4.   approval of the Dean Witter Discover Employees' Equity Accumulation
          Plan.


     Enclosed is the Joint Proxy Statement/Prospectus, dated April 11, 1997 prepared by Dean Witter Discover and Morgan Stanley and related materials which describe the above items in detail. Please review them carefully before completing the enclosed voting instruction form.

     As a participant in the Plan, you have the right to instruct the Trustee as to how you want the Dean Witter Discover shares allocated to your Plan account to be voted. If you give a proper voting instruction, the Trustee will vote your shares as you direct, unless otherwise required by law. If you fail to give a proper voting instruction, these shares will be voted by the Trustee in accordance with applicable Plan provisions.

     Please MARK, SIGN and DATE the enclosed voting instruction form in accordance with the instructions therein, and return it to our independent tabulation agent in the enclosed envelope. We cannot give assurance that voting instruction forms received later than 5:00 p.m., Eastern Time, on MAY 23, 1997 will be honored.

     Your voting instruction form will be kept confidential.


                            Very truly yours,

                            THE NORTHERN TRUST COMPANY OF NEW YORK
                            AS TRUSTEE OF THE SAVINGS AND PROFIT SHARING
                            FUND OF SEARS EMPLOYEES

                      1997 Voting Instruction Form (VIF)
                 For Dean Witter, Discover & Co. Common Stock

              Direction to The Northern Trust Company as Trustee of The Savings and Profit Sharing Fund of Sears Employees


The Northern Trust Company, as Trustee of The Savings and Profit Sharing Fund of Sears Employees, is hereby directed to vote (or grant proxies with respect to) the common stock of Dean Witter, Discover & Co. ("Dean Witter Discover") in the undersigned's account in The Savings and Profit Sharing Fund of Sears Employees on April 4, 1997 at the Annual Meeting of Stockholders of Dean Witter Discover to be held on May 28, 1997, at 9:00 a.m., local time, and at any and all adjournments or postponements thereof, upon the proposals listed on the reverse side of this VIF and more fully described in the Notice of Annual Meeting of Stockholders dated April 11, 1997 and the Dean Witter Discover and Morgan Stanley Group Inc. ("Morgan Stanley") Joint Proxy Statement/Prospectus dated April 11, 1997 and, in its (or the proxies') discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the Annual Meeting and upon all matters presented at the Annual Meeting but which were not known to the Board of Directors at a reasonable time before the solicitation of this VIF. The Trustee urges you to mark, date and sign your VIF and mail it in the enclosed postage-paid envelope promptly so it will be received by the Trustee on or before 5:00 p.m. Eastern Time, on May 23, 1997.


                     -----------------------------------------------------------
                                             Signature
                     (Please sign your name exactly as imprinted. Do not print.)

                     Date:                                     , 1997
                           -----------------------------------


(Continued on Reverse Side)


                     -----------------------------------------------------------





                     -----------------------------------------------------------


 Fold this VIF and return it promptly in the enclosed, postage-paid envelope.
                      Your VIF will be kept confidential

THE DEAN WITTER DISCOVER BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:

1. Proposal to adopt the Amended and Restated Agreement and Plan of Merger, dated as of April 10, 1997, between Dean Witter Discover and Morgan Stanley, providing for the merger of Morgan Stanley with and into Dean Witter Discover.

                  [_] FOR        [_] AGAINST      [_] ABSTAIN


2. Proposal to elect as directors all nominees listed (except as marked to the contrary below):

   Philip J. Purcell, Thomas C. Schneider, Edward A. Brennan, C. Robert Kidder, Miles L. Marsh, Michael A. Miles and Clarence B. Rogers, Jr.

   INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

                  [_] FOR        [_] WITHHOLD     [_] ABSTAIN
                                                      EXCEPT

   -----------------------------------------------------------------------------


3. Proposal to ratify the appointment of Deloitte & Touche LLP as Dean Witter Discover's independent auditors for the fiscal year ending December 31, 1997.

                  [_] FOR        [_] AGAINST      [_] ABSTAIN


4. Proposal to approve the Dean Witter Discover Employees' Equity Accumulation Plan.

                  [_] FOR        [_] AGAINST      [_] ABSTAIN


                   PLEASE SIGN AND DATE FORM ON REVERSE SIDE

       Fold and return promptly in the enclosed, postage-paid envelope.

                          DEAN WITTER, DISCOVER & CO.
                            Two World Trade Center
                           New York, New York 10048

                                     PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DEAN WITTER, DISCOVER & CO.


The undersigned hereby appoints Christine A. Edwards, Mitchell M. Merin, and Ronald T. Carman and each of them with full power to act without the others, as proxies with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of Dean Witter, Discover & Co. ("Dean Witter Discover") which the undersigned is entitled in any capacity to vote if personally present at the 1997 Annual Meeting of Stockholders of Dean Witter Discover to be held on May 28, 1997 at 9:00 A.M., local time, and at any adjournments or postponements thereof, upon the proposals listed on the reverse side of this Proxy and more fully described in the Notice of Annual Meeting of Stockholders dated April 11, 1997 and the Dean Witter Discover and Morgan Stanley Group Inc. ("Morgan Stanley") Joint Proxy Statement/Prospectus dated April 11, 1997 and, in their discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the Annual Meeting and upon all matters presented at the Annual Meeting but which were not known to the Board of Directors at a reasonable time before the solicitation of this proxy.



THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED AND, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL SET FORTH ON THE REVERSE HEREOF AND IN THE DISCRETION OF THE PROXIES
ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. YOUR
VOTE SHALL BE KEPT CONFIDENTIAL SUBJECT TO DEAN WITTER DISCOVER'S BY-LAWS.


     IMPORTANT -- This Proxy must be signed and dated on the reverse side.

                          (Continued on reverse side)

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK



THE DEAN WITTER DISCOVER BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:


1. Proposal to adopt the Amended and Restated Agreement and Plan of Merger, dated as of April 10, 1997, between Dean Witter Discover and Morgan Stanley, providing for the merger of Morgan Stanley with and into Dean Witter Discover.

        FOR                     AGAINST               ABSTAIN
        [_]                       [_]                   [_]

2. Proposal to elect as directors all nominees listed (except as marked to the contrary below):

                                                      FOR ALL
        FOR                     WITHHOLD              EXCEPT
        [_]                       [_]                   [_]

Philip J. Purcell, Thomas C. Schneider, Edward A. Brennan, C. Robert Kidder,

Miles L. Marsh, Michael A. Miles and Clarence B. Rogers, Jr.


INSTRUCTION: To withhold authority to vote for any individual nominee, mark ``For All Except'' Box and strike a line through the nominee's name.


3. Proposal to ratify the appointment of Deloitte & Touche LLP as Dean Witter Discover's independent auditors for the fiscal year ending December 31, 1997.

        FOR                     AGAINST               ABSTAIN
        [_]                       [_]                   [_]


4. Proposal to approve the Dean Witter Discover Employees' Equity Accumulation Plan.

        FOR                     AGAINST               ABSTAIN
        [_]                       [_]                   [_]


   If you plan to attend the Annual Meeting, please check this box   [_]


Please sign name exactly as imprinted (do not print). If shares are held jointly, EACH holder should sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign. An authorized officer may sign on behalf of a corporation and should indicate the name of the corporation and his or her capacity.


Please make sure to sign and date
this card using black or blue ink.     Dated ___________________ , 1997



[________________________________]     [_______________________________]

Shareholder sign in the box above          Signature if held jointly


--------------------------------------------------------------------------------

PRX00DWD
                PLEASE DETACH AT PERFORATION ALONG DOTTED LINE



                          DEAN WITTER, DISCOVER & CO.

================================================================================

                                   IMPORTANT

                  PLEASE SEND IN YOUR PROXY............TODAY!

            PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO STOCKHOLDERS WHO HAVE NOT RESPONDED.


================================================================================

                          DEAN WITTER, DISCOVER & CO.
                            Two World Trade Center
                           New York, New York 10048

                    1997 VOTING INSTRUCTION FORM ("VIF")

                    FOR DEAN WITTER START PLAN PARTICIPANTS


Mellon Bank, N.A., as Trustee under the Dean Witter START Plan (Saving Today Affords Retirement Tomorrow) (the "Plan") is hereby directed to vote, in person or by proxy, all of the shares of common stock of Dean Witter, Discover & Co. ("Dean Witter Discover") in the undersigned's Plan account, as indicated on the reverse side of this VIF, at the 1997 Annual Meeting of Stockholders of Dean Witter Discover to be held on May 28, 1997 at 9:00 A.M., local time, and at any and all adjournments or postponements thereof, upon the proposals listed on the reverse side of this VIF and more fully described in the Notice of Annual Meeting of Stockholders dated April 11, 1997 and the Dean Witter Discover and Morgan Stanley Group Inc. ("Morgan Stanley") Joint Proxy Statement/Prospectus dated April 11, 1997 and, in its (or the proxies') discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the Annual Meeting and upon all matters presented at the Annual Meeting but which were not known to the Board of Directors at a reasonable time before the solicitation of this VIF. The undersigned understands that this VIF, properly completed, must be received no later than 5:00 P.M., Eastern Time, on May 23, 1997 for my shares to be voted in accordance with my instructions. The undersigned also understands that, if I sign, date and return the VIF, the Trustee or proxies will vote for each proposal for which I do not give voting instructions and in the discretion of the Trustee or proxies on all other matters that may properly come before the Annual Meeting. The undersigned further understands that the Trustee intends to vote or grant proxies with respect to all undirected shares held under the Plan in the same proportion as the shares of all participants who have timely delivered properly executed voting instructions, unless otherwise required by law.

PLEASE SIGN AND DATE THIS VIF ON THE OTHER SIDE. A POSTAGE-PAID RETURN ENVELOPE IS ENCLOSED. UNDER THE TERMS OF THE PLAN, THE TRUSTEE WILL HOLD YOUR VOTING INSTRUCTION IN CONFIDENCE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK



THE DEAN WITTER DISCOVER BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:


1. Proposal to adopt the Amended and Restated Agreement and Plan of Merger, dated as of April 10, 1997, between Dean Witter Discover and Morgan Stanley, providing for the merger of Morgan Stanley with and into Dean Witter Discover.

        FOR                     AGAINST               ABSTAIN
        [_]                       [_]                   [_]

2. Proposal to elect as directors all nominees listed (except as marked to the contrary below):

                                                      FOR ALL
        FOR                     WITHHOLD              EXCEPT
        [_]                       [_]                   [_]

Philip J. Purcell, Thomas C. Schneider, Edward A. Brennan, C. Robert Kidder,

Miles L. Marsh, Michael A. Miles and Clarence B. Rogers, Jr.


INSTRUCTION: To withhold authority to vote for any individual nominee, mark ``For All Except'' Box and strike a line through the nominee's name.


3. Proposal to ratify the appointment of Deloitte & Touche LLP as Dean Witter Discover's independent auditors for the fiscal year ending December 31, 1997.

        FOR                     AGAINST               ABSTAIN
        [_]                       [_]                   [_]


4. Proposal to approve the Dean Witter Discover Employees' Equity Accumulation Plan.

        FOR                     AGAINST               ABSTAIN
        [_]                       [_]                   [_]


   IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CHECK THIS BOX   [_]


Dated, ___________________ , 1997


Please sign name exactly as imprinted (do not print).


-----------------------------------------------------
Signature

        Please indicate any changes in address below.


--------------------------------------------------------------------------------
PRX04DWD
                PLEASE DETACH AT PERFORATION ALONG DOTTED LINE


                          DEAN WITTER, DISCOVER & CO.

================================================================================

                                   IMPORTANT

                   PLEASE SEND IN YOUR VIF............TODAY!

            YOU ARE URGED TO DATE AND SIGN THE ENCLOSED VIF AND RETURN
            IT PROMPTLY. TO HAVE YOUR PLAN SHARES VOTED IN ACCORDANCE
            WITH YOUR DIRECTIONS, YOU MUST COMPLETE AND RETURN THE VIF
            SO THAT IT IS RECEIVED NOT LATER THAN 5:00 P.M., EASTERN TIME, ON MAY 23, 1997.

================================================================================

                        DEAN WITTER, DISCOVER & CO.
                          Two World Trade Center
                         New York, New York 10048

                  1997 VOTING INSTRUCTION FORM ("VIF")

          FOR SPS TRANSACTION SERVICES, INC. START PLAN PARTICIPANTS


Mellon Bank, N.A., as Trustee under the SPS Transaction Services, Inc. START Plan (Saving Today Affords Retirement Tomorrow) (the "Plan"), is hereby directed to vote, in person or by proxy, all of the shares of common stock of Dean Witter, Discover & Co. ("Dean Witter Discover") in the undersigned's Plan account, as indicated on the reverse side of this VIF, at the 1997 Annual Meeting of Stockholders of Dean Witter Discover to be held on May 28, 1997 at 9:00 A.M., local time, and at any and all adjournments or postponements thereof, upon the proposals listed on the reverse side of this VIF and more fully described in the Notice of Annual Meeting of Stockholders dated April 11, 1997 and the Dean Witter Discover and Morgan Stanley Group Inc. ("Morgan Stanley") Joint Proxy Statement/Prospectus dated April 11, 1997 and, in its (or the proxies') discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the Annual Meeting and upon all matters presented at the Annual Meeting but which were not known to the Board of Directors at a reasonable time before the solicitation of this VIF. The undersigned understands that this VIF, properly completed, must be received no later than 5:00 P.M., Eastern Time, on May 23, 1997 for my shares to be voted in accordance with my instructions. The undersigned also understands that, if I sign, date and return this VIF, the Trustee or proxies will vote for each proposal for which I do not give voting instructions and in the discretion of the Trustee or proxies on all other matters that may properly come before the Annual Meeting. The undersigned further understands that the Trustee intends to vote or grant proxies with respect to all undirected shares held under the Plan in the same proportion as the shares of all participants who have timely delivered properly executed voting instructions, unless otherwise required by law.


PLEASE SIGN AND DATE THIS VIF ON THE OTHER SIDE. A POSTAGE-PAID RETURN ENVELOPE IS ENCLOSED. UNDER THE TERMS OF THE PLAN, THE TRUSTEE WILL HOLD YOUR VOTING INSTRUCTION IN CONFIDENCE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK



THE DEAN WITTER DISCOVER BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:


1. Proposal to adopt the Amended and Restated Agreement and Plan of Merger, dated as of April 10, 1997, between Dean Witter Discover and Morgan Stanley, providing for the merger of Morgan Stanley with and into Dean Witter Discover.

        FOR                     AGAINST               ABSTAIN
        [_]                       [_]                   [_]

2. Proposal to elect as directors all nominees listed (except as marked to the contrary below):

                                                      FOR ALL
        FOR                     WITHHOLD              EXCEPT
        [_]                       [_]                   [_]

Philip J. Purcell, Thomas C. Schneider, Edward A. Brennan, C. Robert Kidder,

Miles L. Marsh, Michael A. Miles and Clarence B. Rogers, Jr.


INSTRUCTION: To withhold authority to vote for any individual nominee, mark ``For All Except'' Box and strike a line through the nominee's name.


3. Proposal to ratify the appointment of Deloitte & Touche LLP as Dean Witter Discover's independent auditors for the fiscal year ending December 31, 1997.

        FOR                     AGAINST               ABSTAIN
        [_]                       [_]                   [_]


4. Proposal to approve the Dean Witter Discover Employees' Equity Accumulation Plan.

        FOR                     AGAINST               ABSTAIN
        [_]                       [_]                   [_]


   IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CHECK THIS BOX   [_]


Dated ___________________ , 1997


Please sign name exactly as imprinted (do not print).


-----------------------------------------------------
Signature

        Please indicate any changes in address below.


--------------------------------------------------------------------------------
PRX04DWD
                PLEASE DETACH AT PERFORATION ALONG DOTTED LINE


                          DEAN WITTER, DISCOVER & CO.

================================================================================

                                   IMPORTANT

                   PLEASE SEND IN YOUR VIF............TODAY!

            YOU ARE URGED TO DATE AND SIGN THE ENCLOSED VIF AND RETURN
            IT PROMPTLY. TO HAVE YOUR PLAN SHARES VOTED IN ACCORDANCE
            WITH YOUR DIRECTIONS, YOU MUST COMPLETE AND RETURN THE VIF
            SO THAT IT IS RECEIVED NOT LATER THAN 5:00 P.M., EASTERN TIME, ON MAY 23, 1997.

================================================================================

                         DEAN WITTER, DISCOVER & CO.
                            Two World Trade Center
                           New York, New York 10048

                     1997 VOTING INSTRUCTION FORM ("VIF")

FOR DEAN WITTER REYNOLDS INC. BRANCH MANAGER COMPENSATION PLAN PARTICIPANTS

Dean Witter Trust Company, as Custodian under the Dean Witter Reynolds Inc. Branch Manager Compensation Plan (the "Plan"), is hereby directed to vote, in person or by proxy, all of the shares of common stock of Dean Witter, Discover & Co. ("Dean Witter Discover") in the undersigned's Plan account, as indicated on the reverse side of this VIF, at the 1997 Annual Meeting of Stockholders of Dean Witter Discover to be held on May 28, 1997 at 9:00 A.M., local time, and at any and all adjournments or postponements thereof, upon the proposals listed on the reverse side of this VIF and more fully described in the Notice of Annual Meeting of Stockholders dated April 11, 1997 and the Dean Witter Discover and Morgan Stanley Group Inc. ("Morgan Stanley") Joint Proxy Statement/Prospectus dated April 11, 1997 and, in its (or the proxies') discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the Annual Meeting and upon all matters presented at the Annual Meeting but which were not known to the Board of Directors at a reasonable time before the solicitation of this VIF. The undersigned understands that, if I sign, date and return this VIF, the Custodian or proxies will vote for each proposal for which I do not give voting instructions and in the discretion of the Custodian or proxies on all other matters that may properly come before the Annual Meeting. The undersigned also understands that this VIF, properly completed, must be received no later than 5:00 P.M., Eastern Time, on May 23, 1997, or the Custodian will not vote the shares in my Plan account.

               PLEASE SIGN AND DATE THIS VIF ON THE OTHER SIDE.
                  A POSTAGE-PAID RETURN ENVELOPE IS ENCLOSED.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK



THE DEAN WITTER DISCOVER BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:


1. Proposal to adopt the Amended and Restated Agreement and Plan of Merger, dated as of April 10, 1997, between Dean Witter Discover and Morgan Stanley, providing for the merger of Morgan Stanley with and into Dean Witter Discover.

        FOR                     AGAINST               ABSTAIN
        [_]                       [_]                   [_]

2. Proposal to elect as directors all nominees listed (except as marked to the contrary below):

                                                      FOR ALL
        FOR                     WITHHOLD              EXCEPT
        [_]                       [_]                   [_]

Philip J. Purcell, Thomas C. Schneider, Edward A. Brennan, C. Robert Kidder,

Miles L. Marsh, Michael A. Miles and Clarence B. Rogers, Jr.


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" Box and strike a line through the nominee's name.


3. Proposal to ratify the appointment of Deloitte & Touche LLP as Dean Witter Discover's independent auditors for the fiscal year ending December 31, 1997.

        FOR                     AGAINST               ABSTAIN
        [_]                       [_]                   [_]


4. Proposal to approve the Dean Witter Discover Employees' Equity Accumulation Plan.

        FOR                     AGAINST               ABSTAIN
        [_]                       [_]                   [_]


   IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CHECK THIS BOX   [_]


Dated ___________________ , 1997


Please sign name exactly as imprinted (do not print).


-----------------------------------------------------
Signature

        Please indicate any changes in address below.


--------------------------------------------------------------------------------
PRX03DWD
                PLEASE DETACH AT PERFORATION ALONG DOTTED LINE


                          DEAN WITTER, DISCOVER & CO.

================================================================================

                                   IMPORTANT

                   PLEASE SEND IN YOUR VIF............TODAY!

            YOU ARE URGED TO DATE AND SIGN THE ENCLOSED VIF AND RETURN
            IT PROMPTLY. TO HAVE YOUR PLAN SHARES VOTED IN ACCORDANCE
            WITH YOUR DIRECTIONS, YOU MUST COMPLETE AND RETURN THE VIF
            SO THAT IT IS RECEIVED NOT LATER THAN 5:00 P.M., EASTERN TIME, ON MAY 23, 1997.

================================================================================

                          DEAN WITTER, DISCOVER & CO.
                            Two World Trade Center
                           New York, New York 10048

                     1997 VOTING INSTRUCTION FORM ("VIF")

         FOR DEAN WITTER REYNOLDS INC. ACCOUNT EXECUTIVE PRODUCTIVITY
                        COMPENSATION PLAN PARTICIPANTS


Dean Witter Trust Company, as Custodian under the Dean Witter Reynolds Inc. Account Executive Productivity Compensation Plan (the "Plan"), is hereby directed to vote, in person or by proxy, all of the shares of common stock of Dean Witter, Discover & Co. ("Dean Witter Discover") in the undersigned's Plan account, as indicated on the reverse side of this VIF, at the 1997 Annual Meeting of Stockholders of Dean Witter Discover to be held on May 28, 1997 at 9:00 A.M., local time, and at any and all adjournments or postponements thereof, upon the proposals listed on the reverse side of this VIF and more fully described in the Notice of Annual Meeting of Stockholders dated April 11, 1997 and the Dean Witter Discover and Morgan Stanley Group Inc. ("Morgan Stanley") Joint Proxy Statement/Prospectus dated April 11, 1997 and, in its (or the proxies') discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the Annual Meeting and upon all matters presented at the Annual Meeting but which were not known to the Board of Directors at a reasonable time before the solicitation of this VIF. The undersigned understands that, if I sign, date and return this VIF, the Custodian or proxies will vote for each proposal for which I do not give voting instructions and in the discretion of the Custodian or proxies on all other matters that may properly come before the Annual Meeting. The undersigned also understands that this VIF, properly completed, must be received not later than 5:00 P.M., Eastern Time, on May 23, 1997, or the Custodian will not vote the shares in my Plan account.


               PLEASE SIGN AND DATE THIS VIF ON THE OTHER SIDE.
                  A POSTAGE-PAID RETURN ENVELOPE IS ENCLOSED.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK



THE DEAN WITTER DISCOVER BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:


1. Proposal to adopt the Amended and Restated Agreement and Plan of Merger, dated as of April 10, 1997, between Dean Witter Discover and Morgan Stanley, providing for the merger of Morgan Stanley with and into Dean Witter Discover.

        FOR                     AGAINST               ABSTAIN
        [_]                       [_]                   [_]

2. Proposal to elect as directors all nominees listed (except as marked to the contrary below):

                                                      FOR ALL
        FOR                     WITHHOLD              EXCEPT
        [_]                       [_]                   [_]

Philip J. Purcell, Thomas C. Schneider, Edward A. Brennan, C. Robert Kidder,

Miles L. Marsh, Michael A. Miles and Clarence B. Rogers, Jr.


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" Box and strike a line through the nominee's name.


3. Proposal to ratify the appointment of Deloitte & Touche LLP as Dean Witter Discover's independent auditors for the fiscal year ending December 31, 1997.

        FOR                     AGAINST               ABSTAIN
        [_]                       [_]                   [_]


4. Proposal to approve the Dean Witter Discover Employees' Equity Accumulation Plan.

        FOR                     AGAINST               ABSTAIN
        [_]                       [_]                   [_]


   IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CHECK THIS BOX   [_]


Dated ___________________ , 1997


Please sign name exactly as imprinted (do not print).


-----------------------------------------------------
Signature

        Please indicate any changes in address below.


--------------------------------------------------------------------------------
PRX02DWD
                PLEASE DETACH AT PERFORATION ALONG DOTTED LINE


                          DEAN WITTER, DISCOVER & CO.

================================================================================

                                   IMPORTANT

                   PLEASE SEND IN YOUR VIF............TODAY!

            YOU ARE URGED TO DATE AND SIGN THE ENCLOSED VIF AND RETURN
            IT PROMPTLY. TO HAVE YOUR PLAN SHARES VOTED IN ACCORDANCE
            WITH YOUR DIRECTIONS, YOU MUST COMPLETE AND RETURN THE VIF
            SO THAT IT IS RECEIVED NOT LATER THAN 5:00 P.M., EASTERN TIME, ON MAY 23, 1997.

================================================================================

                          DEAN WITTER, DISCOVER & CO.
                            Two World Trade Center
                           New York, New York 10048

                     1997 VOTING INSTRUCTION FORM ("VIF")

FOR DEAN WITTER, DISCOVER & CO. EMPLOYEE STOCK PURCHASE PLAN PARTICIPANTS

Dean Witter Trust Company, as Custodian under the Dean Witter, Discover
& Co. Employee Stock Purchase Plan (the "Plan"), is hereby directed to vote, in person or by proxy, all of the shares of common stock of Dean Witter, Discover & Co. ("Dean Witter Discover") in the undersigned's Plan account, as indicated on the reverse side of this VIF, at the 1997 Annual Meeting of Stockholders of Dean
Witter Discover to be held on May 28, 1997 at 9:00 A.M., local time, and at any and all adjournments or postponements thereof, upon the proposals listed on the reverse side of this VIF and more fully described in the Notice of Annual Meeting of Stockholders dated April
11, 1997 and the Dean Witter Discover and Morgan Stanley Group Inc. ("Morgan Stanley") Joint Proxy Statement/Prospectus dated
April 11, 1997 and, in its (or the proxies') discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the Annual Meeting and upon all matters presented at the Annual Meeting but which were not known to the Board of Directors at a reasonable time before the solicitation of this VIF. The undersigned understands that, if I sign, date and return this VIF, the Custodian or proxies will vote for each proposal for which I do not give voting instructions and in the discretion of the
 Custodian or proxies on all other matters that may properly come before the Annual Meeting. The undersigned also understands that this VIF, properly completed, must be received not later than 5:00
P.M., Eastern Time, on May 23, 1997, or the Custodian will not vote the shares in my Plan account.

               PLEASE SIGN AND DATE THIS VIF ON THE OTHER SIDE.
                  A POSTAGE-PAID RETURN ENVELOPE IS ENCLOSED.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK



THE DEAN WITTER DISCOVER BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:


1. Proposal to adopt the Amended and Restated Agreement and Plan of Merger, dated as of April 10, 1997, between Dean Witter Discover and Morgan Stanley, providing for the merger of Morgan Stanley with and into Dean Witter Discover.

        FOR                     AGAINST               ABSTAIN
        [_]                       [_]                   [_]

2. Proposal to elect as directors all nominees listed (except as marked to the contrary below):

                                                      FOR ALL
        FOR                     WITHHOLD              EXCEPT
        [_]                       [_]                   [_]

Philip J. Purcell, Thomas C. Schneider, Edward A. Brennan, C. Robert Kidder,

Miles L. Marsh, Michael A. Miles and Clarence B. Rogers, Jr.


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" Box and strike a line through the nominee's name.


3. Proposal to ratify the appointment of Deloitte & Touche LLP as Dean Witter Discover's independent auditors for the fiscal year ending December 31, 1997.

        FOR                     AGAINST               ABSTAIN
        [_]                       [_]                   [_]


4. Proposal to approve the Dean Witter Discover Employees' Equity Accumulation Plan.

        FOR                     AGAINST               ABSTAIN
        [_]                       [_]                   [_]


   IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CHECK THIS BOX   [_]


Dated ___________________ , 1997


Please sign name exactly as imprinted (do not print).


-----------------------------------------------------
Signature

        Please indicate any changes in address below.


--------------------------------------------------------------------------------
PRX01DWD
                PLEASE DETACH AT PERFORATION ALONG DOTTED LINE


                          DEAN WITTER, DISCOVER & CO.

================================================================================

                                   IMPORTANT

                   PLEASE SEND IN YOUR VIF............TODAY!

            YOU ARE URGED TO DATE AND SIGN THE ENCLOSED VIF AND RETURN
            IT PROMPTLY. TO HAVE YOUR PLAN SHARES VOTED IN ACCORDANCE
            WITH YOUR DIRECTIONS, YOU MUST COMPLETE AND RETURN THE VIF
            SO THAT IT IS RECEIVED NOT LATER THAN 5:00 P.M., EASTERN TIME, ON MAY 23, 1997.

================================================================================

                                [Letterhead of]

                            CRAVATH, SWAINE & MOORE
                               [New York Office]



                                (212) 474-1964


                                                                  April 14, 1997


                     Additional Definitive Proxy Materials
                     -------------------------------------
                          Dean Witter, Discover & Co.
                          ---------------------------


Dear Ladies and Gentlemen:

        On behalf of our client, Dean Witter, Discover & Co., a Delaware corporation (the "Company"), included herewith for electronic filing pursuant to Rule 14(a)-6 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Regulation S-T of the Securities Exchange Commission is additional definitive proxy materials.

        Please call me at the above number if you have any questions relating to this filing.


                                                Very truly yours,

                                                /s/ Robert I. Townsend, III

                                                Robert I. Townsend, III


Securities and Exchange Commission
   450 Fifth Street, N.W.
      Washington, D.C. 20549

243A